© Copyright 2017 CTI BioPharma Corp. All rights reserved. Corporate Presentation January 2018

Forward Looking Statement This presentation includes forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of CTI BioPharma's securities. Such statements include, but are not limited to, expectations with respect to the timing and planned enrollment of and interim analysis for PAC203 and submission of responses to Day 120 list of questions, and our ability to interpret clinical trial data and results for PERSIST-2 despite not satisfying the pre-specified minimum evaluable patient goal, expectations with respect to the potential therapeutic utility of pacritinib, statements regarding CTI BioPharma’s expectations with respect to the potential of pacritinib to achieve treatment goals, the development of CTI BioPharma and its product and product candidate portfolio, including the advancement of pacritinib and other pipeline programs, CTI BioPharma’s ability to achieve its goals in 2018 and beyond, including achieving cost efficiency and year-on-year cost reduction goals, CTI BioPharma’s intent to continue efforts to commercialize PIXUVRI in Europe in partnership with Servier and expand the market potential for PIXUVRI, whether positive outcomes to PIX306 could lead to label expansion, and timing of PIX306 top-line results, CTI BioPharma’s plans to continue advancing the development of its pipeline candidates through strategic product collaborations or cooperative group and investigator-sponsored trials, as well as the identification and acquisition of additional pipeline opportunities. In particular, this presentation addresses top-line results regarding data from CTI BioPharma’s Phase 3 trial of pacritinib for the treatment of patients with myelofibrosis whose platelet counts are less than or equal to 100,000 per microliter. Meaningful interpretation of PERSIST-2 may not be possible because the pre-specified minimum evaluable patient goal was not met. Risks that contribute to the uncertain nature of the forward-looking statements include, among others, risks associated with the biopharmaceutical industry in general and with CTI BioPharma and its product and product candidate portfolio in particular including, among others, risks associated with the following: that CTI BioPharma cannot predict or guarantee the outcome of preclinical and clinical studies, the potential failure of pacritinib to prove safe and effective as determined by the FDA and/or the European Medicines Agency, changes to study protocol or design or sample size to address any patient safety, efficacy or other issues raised by the FDA or otherwise, that top-line results observed to date may differ from future results or that different conclusions or considerations may qualify such results once existing data has been more fully evaluated, that CTI BioPharma may not obtain favorable determinations by other regulatory, patent and administrative governmental authorities, that CTI BioPharma may experience delays in the commencement of preclinical and clinical studies, that the costs of developing pacritinib and CTI BioPharma’s other product candidates may rise; other risks, including, without limitation, competitive factors, technological developments, that CTI BioPharma may not be able to sustain its current cost controls or further reduce its operating expenses, that CTI BioPharma may not achieve previously announced goals, contractual milestones and objectives as or when projected, that CTI BioPharma’s average net operating burn rate may increase, that CTI BioPharma will continue to need to raise capital to fund its operating expenses, but may not be able to raise sufficient amounts to fund its continued operation as well as other risks listed or described from time to time in CTI BioPharma’s most recent filings with the Securities Exchange Commission on Forms 10-K, 10-Q and 8-K. Except as required by law, CTI BioPharma does not intend to update any of the statements in this presentation upon further developments. 2

CTI BioPharma • Lead compound pacritinib (JAK2 inhibitor) - Seeks to address a significant unmet medical need in myelofibrosis - Focus on treating patients following ruxolitinib (Jakafi/Jakavi) therapy and/or with thrombocytopenia • Phase 2 dose-finding study (PAC203) on-going - Interim analysis expected in 2Q 2018, expected to complete enrollment 2H 2018 • Pacritinib MAA under review in Europe for treatment of myelofibrosis patients with thrombocytopenia - Day 120 list of questions received; expect to submit responses 1Q 2018 • PIXUVRI conditionally approved in EU for Relapsed Aggressive B-cell NHL - Marketed by Servier - Phase 3 PIX306 study has completed enrollment; top-line results expected 1H 2018 - Positive outcome has potential to lead to a label expansion • New Management (CEO and CFO) and Board of Directors membership Developing novel targeted therapies in blood-related cancers 3

Focused and Well Financed Key Milestones 2017 • Corporate  New management team members; 3 new independent Directors  Projected year-on-year cost reductions  Fundraising of $45mm in gross proceeds completed in July 2017  Major shareholders included BVF and OrbiMed • Pacritinib  Removal of FDA clinical hold  First patients enrolled in PAC203 myelofibrosis study  MAA under review for myelofibrosis patients with platelet counts ≤100,000/µL • Pixuvri  Expansion of Servier PIXUVRI collaboration with cost reductions  Completion of full enrollment of PIX306 label expansion trial 4

Our Pipeline – Hematology Focus 5 Program Indication Phase 1 Phase 2 Phase 3 Approved Pacritinib PERSIST-1: Myelofibrosis (all platelet counts) PERSIST-2: Myelofibrosis (platelets ≤100,000/µL) PAC203: Myelofibrosis, patients following ruxolitinib therapy1 PIXUVRI® (pixantrone) Relapsed Aggressive B-cell NHL PIX306: Aggressive NHL, 2nd line, combination with rituximab2 1. PAC203 Protocol amendment #2: removed platelet count entry criteria, interim analysis to be conducted with 6 patients/arm; 2. E.U. confirmatory Phase 3 trial. PIXUVRI® has conditional approval in the E.U. Servier holds PIXUVRI right in all markets ex-US.

Myelofibrosis 6 Impaired Blood Cell Production Thrombocytopenia, Anemia Prevalence 20K 28K Malignant bone marrow cancer with median survival 6 years after diagnosis; only approved therapy is Jakafi/Jakavi (ruxolitinib) Vannucchi, ASH Education Book, 2011; SmartAnalyst Quantitative Web survey (N=120). Symptomatic Splenomegaly Abdominal Pain, Early Satiety, Bloating Constitutional Symptoms Fatigue, Night Sweats, Itching, Bone Pain, Weight Loss

Pacritinib • Second generation JAK2 specific inhibitor • Orphan drug designation for myelofibrosis in US and EU • Patent protection until 2026/2030 (plus term extension) Seeks to address unmet medical need in myelofibrosis patients with prior ruxolitinib treatment and/or thrombocytopenia 7

Pacritinib Market Opportunity Myelofibrosis Prevalence US/EU ~48K patients¹ Company estimates based on: 1. SmartAnalyst Quantitative Web survey (N=120); 2. 2015 ZS Pacritinib MD Treatment Flow US/EU5; 3. IMS Jakafi Prescription data Q3 2014; 4. 2017 Kantar Health MF Opportunity Assessment.8 Ruxolitinib Naïve ~19K1 Ruxolitinib Treated ~13K1 Thrombocytopenia (platelets ≤100K) ~8K patients1 Ruxolitinib Discontinuations ~7K patients2 Low Dose Therapy ~3.5K patients3,4 Pacritinib US/EU Addressable Market ~18K - 19K patients

Ruxolitinib Discontinuations Poor survival following ruxolitinib discontinuation1,2 9 1. Newberry, Blood 2017; 2. Mehra, et al. ASH 2016 poster, Abstract 4769; 3. Cervantes, Blood 2012, Abstract 801; 4. Verstovek, Haematologica 2013. 50% of patients discontinue ruxolitinib by 3 years3,4 - Overall survival is 7-14 months1,2 - Shorter OS in thrombocytopenic patients (<100,000/µL) Median OS – 7 months

Significant and rapid decline in platelet counts with ruxolitinib at doses of 15-20mg BID1 1. Verstovsek, et al., Haematologica, 2015 May; 100(4): 479–488; 2. Ruxolinitib NDA Clinical Pharmacology and Biopharmaceutical Review(s), FDA 2011.10 ….associated with dose reductions ….which potentially reduces clinical benefit2 Thrombocytopenia and ruxolitinib

On-going PAC203 Clinical Trial 11 Pacritinib 100 mg BID Primary or secondary myelofibrosis Prior ruxolitinib therapy Randomization 1:1:1 Up to 105 patients Evaluate Safety and SVR at 12 and 24 weeks Pacritinib 100 mg QD Pacritinib 200 mg BID • Second-line dose ranging study as requested and agreed upon with FDA • First patient enrolled July 2017 • Interim data due 2Q 2018 SVR, ≥35% spleen volume reduction; Protocol amendment #2: removed platelet count entry criteria, interim analysis to be conducted with 6 patients/arm

Rationale for PAC203 Clinical Trial • Identify the lowest effective dose of pacritinib • Evaluate safety and SVR at 12 and 24 weeks • Evaluate long-term exposure and safety data • Evaluate dosing flexibility 12

SVR, spleen volume reduction; TSS, total symptom score; *Cross-over from BAT allowed after assessment of the primary endpoint at week 24, or after progression; ** BAT may include ruxolitinib at the approved dose per its label. Pacritinib 200 mg BID Primary MF, ET-MF or PV-MF Platelets ≤100,000/µL Prior/current JAK2 therapy allowed 1:1:1 Randomization* n = 311 Co-Primary Endpoints: ≥35% SVR at Week 24 Reduction of ≥50% TSS at Week 24 Best Available Therapy (BAT)** Pacritinib 400 mg QD PERSIST-2 Phase 3 Myelofibrosis 13 • Multinational study in MF patients with thrombocytopenia • Enrollment completed in February 2016; 221 patients completed 24 weeks of therapy • ASH 2016 oral late-breaker presentation

PERSIST-2: Efficacy Results 14 Endpoint Statistics PAC 200 mg BID (N=74) PAC 400 mg QD (N=75) PAC BID+QD (N=149) BAT (N=72) ≥35% SVR N (%) 16 (21.6) 11 (14.7) 27 (18.1) 2 (2.8) 95% CI 12.9-32.7 7.6-24.7 12.3-25.3 0.3-9.7 P value vs BAT 0.001 0.017 0.001 - Reduction of ≥50% TSS N (%) 24 (32.4) 13 (17.3) 37 (24.8) 10 (13.9) 95% CI 22.0-44.3 9.6-27.8 18.1-32.6 6.9-24.1 P value vs BAT 0.011 0.652 0.079 - Mascarenhas J, et al., ASH 2016. Abstract LBA-5. Better efficacy with 200 mg BID dosing at 24 weeks

PERSIST-2: Efficacy Results in the Second-line Setting 15 Efficacy Pac 200 mg BID (N=33) Pac 400 mg QD (N=33) BAT (N=34) ≥35% SVR 18% 6% 3% Reduction of ≥50% TSS 30% 12% 15% Patients previously treated with ruxolitinib demonstrated greater benefit with pacritinib versus BAT at 24 weeks SVR, ≥35% spleen volume reduction, TSS, ≥50% reduction in total symptom score at wk 24 from baseline; Persist-2 clinical study report.

PERSIST-2: Overall Survival 16 Data censored at date of clinical hold; Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

PERSIST-2: Adverse Events (≥15%) 17 Adverse Event (%) PAC QD (N=104) PAC BID (N=106) BAT (N=98) Diarrhea 67 48 15 Nausea 38 32 11 Thrombocytopenia 33 34 23 Anemia 28 24 15 Vomiting 21 19 5 Fatigue 17 17 16 Peripheral Edema 13 20 15 Dizziness 14 15 5 Abdominal Pain 19 9 19 Pyrexia 11 15 3 Less GI toxicity with BID dosing Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

Primary MF, ET-MF or PV-MF Any platelet count No prior treatment with JAK2 inhibitors 2:1 Randomization n = 327 Primary Endpoint ≥35% SVR at Week 24Best Available Therapy (BAT) excl. ruxolitinib Pacritinib 400 mg QD PERSIST-1 Phase 3 Myelofibrosis 18 • Multinational study in MF patients with any platelet count • ASCO 2016 oral late-breaker presentation • Published in Lancet Haematology Mesa RA, et al., Lancet Haematology 2017.

PERSIST-1: Spleen Volume Reduction 19 ≥35% SVR at 24 weeks PAC BAT P-value Overall 19% (N=220) 5% (N=107) 0.0003 Platelets ≤100,000/µl 17% (N=72) 0% (N=34) 0.0086 ≤50,000/µl 23% (N=35) 0% (N=16) 0.045 *SVR, ≥35% spleen value reduction; Mesa RA, et al., Lancet Haematology 2017.

PERSIST-1: Adverse Events (>10%) 20 Adverse Event (%) PAC QD (N=220) BAT (N=106) Diarrhea 55 10 Nausea 27 7 Anemia 24 20 Thrombocytopenia 17 14 Vomiting 16 6 Fatigue 10 9 Abdominal Pain 10 9 Peripheral Edema 8 12 Pyrexia 5 10 Mesa RA, et al., Lancet Haematology 2017.

Regulatory Strategy and Target Timelines FDA 21 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 EMA MAA submission D180 LoQD120LoQ CHMPOpinion PAC203 interim PAC203 final • Pacritinib seeks to address significant unmet medical needs in MF • Prior exposure to ruxolitinib (Jakafi/Jakavi) • Thrombocytopenia (platelets ≤100,000/µL) • Utilize PAC 203 data to confirm that the 200mg BID dosing regimen has the most favorable risk-benefit profile • MAA resubmitted to EMA; Day 120 List of Questions received, submit responses in 1Q 2018 Initiate PAC203 Discuss with FDA Mascarenhas J, et al., ASH 2016. Abstract LBA-5.

PIXUVRI: Approved in Europe • Conditional approval in 2012 • 3rd - 4th line aggressive B-cell NHL • Partnered with Servier (ex-US) 22 ® ( P I X A N T R O N E )

PIXUVRI: PIX306 Study Relapse after CHOP-R or an equivalent regimen and ineligible for stem cell transplant 1:1 Randomization Primary Endpoint: PFS Secondary Endpoints: CR, ORR, OS Gemcitabine Rituximab Pixantrone Rituximab Phase 3 post-marketing commitment study • Aggressive B-cell NHL or Follicular Grade 3 Lymphoma • Enrollment completed August 2017 • Top-line results expected 1H 2018 • If positive, potential to support a 2nd line label extension 23

Financial and Corporate

Financial Overview Capital Structure and Financial Statistics Exchanges NASDAQ and MTA: CTIC Shares Outstanding as of 9/30/17 ~43mm Cash as of 9/30/17 ~$52.8mm Debt as of 9/30/17 ~$14.8mm 25

Upcoming Milestones and Objectives • Pacritinib - Submit responses to D120 LoQ (1Q 2018) - Interim analysis of PAC203 study (2Q 2018) - Complete enrollment of PAC203 study (2H 2018) - CHMP opinion (mid-2018) • Pixuvri - Top-line data on PIX306 (1H 2018) 26

Company Contact: David Kirske, CFO dkirske@ctibiopharma.com